UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2009

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On April 22, 2009, General Motors Corporation (“GM”) entered into Amendment Number Two (the “Amendment”) to the Loan and Security Agreement dated as of December 31, 2008 (as amended, the “Loan Agreement”) between GM as Borrower and the U.S. Department of the Treasury as lender (the “U.S. Treasury”). The Amendment increased the aggregate maximum amount available for GM to borrow under the Loan Agreement to $15.4 billion. On April 24, GM drew a $2.0 billion advance under the Loan Agreement (the “Advance”) and delivered an additional note payable to the U.S. Treasury in a principal amount of $133,400,000 as compensation for the Advance, pursuant to the terms of the Warrant Agreement dated as of December 31, 2008 between GM and the U.S. Treasury. As required by the Loan Agreement, prior to receiving the Advance GM provided a statement describing its intended use of the proceeds of the Advance, which was considered acceptable by the U.S. Treasury.

Consistent with the policies and terms of the Agreement as originally signed, the Amendment also requires GM take all necessary actions to ensure that its employee benefit plans covered by the Loan Agreement (including future benefit plans) comply with the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (“EESA”), including the provisions for the Capital Purchase Program, as implemented by any guidance or regulations in effect from time to time. In addition, GM and its majority-owned subsidiaries are required to comply with the Employ American Workers Act. Finally, the Amendment enhances the requirements for reporting on internal controls over compliance with specified sections of the Loan Agreement, certification of the use of proceeds of the Advance, and recordkeeping relating to the implementation of the Credit Agreement dated as of April 2, 2009 between GM Supplier Receivables LLC and the U.S. Treasury or any other federal support programs provided to GM pursuant to EESA.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

Number	Description
10.1	Amendment Number Two to Loan and Security Agreement dated as of December 31, 2008 between General Motors Corporation and the United States Department of the Treasury

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: April 30, 2009	By:	/s/ NICK S. CYPRUS
Nick S. Cyprus
Controller and Chief Accounting Officer

EXHIBIT INDEX

Number	Description
10.1	Amendment Number Two to Loan and Security Agreement dated as of December 31, 2008 between General Motors Corporation and the United States Department of the Treasury